THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 19, 1997 by and among HOMEBASE, INC., THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., WELLS FARGO BANK, N.A. and THE SUMITOMO BANK, LIMITED.

                               RECITALS

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and

                  WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Subject to the terms and conditions set forth in Section 2 of this Amendment, upon the Effective Time (as hereinafter defined), the Credit Agreement is hereby amended as follows:

                  (i) The  definition of  "Aggregate  Available  Commitment"  in
         Article I of the Credit Agreement is hereby amended by deleting such definition and inserting the following in its stead:

                           "Aggregate Available  Commitment" means, at any time,
                  (a) the lesser of (i) the Aggregate Commitment at such time and (ii) the Borrowing Base at such time, less (b) the sum of
                  (i) the outstanding Facility Letter of Credit Obligations at such time plus (ii) the aggregate principal amount of outstanding Loans at such time.

                  (ii) The definition of "Commitment" in Article I of the Credit Agreement is hereby amended by inserting the words "or Documentary Facility Acceptances" after the words "Facility Letters of Credit".

                  (iii)   The   definition   of   "Facility   Letter  of  Credit
         Obligations" in Article I of the Credit Agreement is hereby amended by deleting such definition and inserting the following in its stead:

                           "Facility Letter of Credit  Obligations" means, as at
                  the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit and Documentary Facility Acceptances, including the sum of, without duplication, (a) the Reimbursement Obligations plus (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit plus
                  (c) the aggregate unmatured amount of Documentary Facility Acceptances.

                  (iv) The definition of "Issuing Bank" in Article I of the Credit Agreement is hereby amended by deleting such definition and inserting the following in its stead.

                           "Issuing  Bank" means,  with respect to each Facility
                  Letter of Credit or Documentary Facility Acceptance, First Chicago or such other Lender selected by the Borrower to issue such Facility Letter of Credit or Documentary Facility Acceptance so long as such other Lender consents to act in such capacity.

                  (v) The definition of "LC Factor" in Article I of the Credit Agreement is hereby amended by deleting such definition and inserting the following in its stead:

                  "LC Factor" is a fraction (i) the numerator of which is (y) for the initial payment of the Facility Letter of Credit Fee for any specific Facility Letter of Credit or for any specific Documentary Facility Acceptance, the number of days subsequent to the Issuance Date of such Facility Letter of Credit or Drawing Date of such Documentary Facility Acceptance to and including the first Payment Date and (z) for subsequent payments of the Facility Letter of Credit Fee for any specific Facility Letter of Credit or for any specific Documentary Facility Acceptance, the number of days subsequent to the Payment Date on which the Facility Letter of Credit Fee was last paid for such Facility Letter of Credit or Documentary Facility Acceptance to and including the next Payment Date, the Termination Date or the expiration date of such Facility Letter of Credit or Documentary Facility Acceptance, as applicable, and (ii) the denominator of which is 360.

                  (vi) The definition of "Permitted Investments" in Article I of the Credit Agreement is hereby amended by deleting such definition and inserting the following in its stead:

                  "Permitted Investments" means Investments in any of the
                   following:

                  (a) Short-term obligations of, or fully guaranteed by, the United States of America; or its agencies;

                  (b) Commercial paper rated A-2 or better by Standard and Poor's Corporation or P-2 or better by Moody's Investors Service, Inc. and securities commonly known as "short-term bank notes" issued by any Lender denominated in United States dollars which at the time of purchase have been rated and the ratings for which are not less than P-2 if rated by Moody's Investors Services, Inc., and not less than A-2 if rated by Standard and Poor's Corporation;

                  (c) Demand deposit accounts maintained in the ordinary course of business;

                  (d) Certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000;

                  (e) Municipal securities rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. and municipal securities mutual funds which have a weighted average life of less than two (2) years;

                  (f) Corporate debt securities rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. that mature within two (2) years from the date the Investment is made by the Borrower or any of its Subsidiaries;

                  (g) Asset or mortgage backed securities rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. with an average life less than two (2) years; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000;

                  (h) Auction rate securities rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc.; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000;

                  (i) Repurchase agreements relating to a security which is rated "A" or better as rated by Standard and Poor's Corporation or Moody's Investors Service, Inc. that mature within two (2) years from the date the Investment is made by the Borrower or any of its Subsidiaries; provided that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000;

                  (j) Municipal securities rated "SP2" or better by Standard and Poor's Corporation or "MIG2" or better by Moody's Investors Service, Inc. with an average life of less than two (2) years; provided, that after giving effect to any such Investment, the aggregate cost of all such Investments does not exceed $25,000,000;

                  (k) Money market mutual funds regulated by rule 2a-7 under the Investment Company Act of 1990;

                  (l) Insurance company guaranteed investment contracts or funding agreements with insurers rated A-2 or better by Standard and Poor's Corporation; and

                  (m) Bond mutual funds investing in securities rated "A" or better by Standard and Poor's Corporation which have a weighted average life of two (2) years or less. (vii) The definition of "Reimbursement Obligation" in Article I of the Credit Agreement is hereby amended by deleting such definition and inserting the following in its stead:

                           "Reimbursement  Obligations"  means, at any time, the
                  aggregate of the obligations of the Borrower to the Lenders, the Issuing Banks and the Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Banks and the Agent under or in respect of the Facility
                  Letters of Credit or upon maturity of Documentary Facility Acceptances.

                  (viii) Article I of the Credit Agreement is hereby amended by inserting the following definitions in such Article in alphabetical order.

                           "Acceptance"  shall mean a Draft that is eligible for
                  discount pursuant to paragraph 7 of Section 13 of the Federal Reserve Act and that has been duly accepted by the Issuing Bank pursuant to Article III and is a documentary acceptance.

                           "Draft" is defined in Section 3.4(B).

                           "Drawing Date" is defined in Section 3.4(B).

                           "Drawing" shall mean a drawing of one or more Drafts on any Drawing Date.

                           "Discount Charge" is defined in Section 3.4(B).

                           "Documentary Facility Acceptance" means an Acceptance issued by an Issuing Bank pursuant to Section 3.1(B).

                           "Notice of Drawing" is defined in Section 3.4(B).

                 (ix) Article III of the Credit Agreement is hereby amended by deleting such Article in its entirety and inserting the following in its stead:

                                        ARTICLE III

                    THE LETTER OF CREDIT AND BANKER'S ACCEPTANCE  SUBFACILITY


                  3.1.     Obligation to Issue.

                           (A) Upon the terms and subject to the  conditions  of
                  this Agreement and relying upon the representations and warranties of the Borrower herein set forth, each Issuing Bank hereby agrees to issue for the account of the Borrower through such of the Issuing Bank's branches as it and the Borrower may jointly agree, one or more Facility Letters of Credit payable on a sight or time basis, in accordance with this Article III from time to time during the period, commencing on the Effective Date and ending on date five Business Day prior to the Termination Date. Upon the occurrence of the Collateralization Date, undrawn letters of credit issued by
                  BankBoston, N.A. in an aggregate amount of $10,734,819.65 (which the Borrower represents and warrants were at such time the only letters of credit issued by any Lender and outstanding under Section 6.14(b) or (c)) each became a Facility Letter of Credit. Borrower shall give written notice to the Agent prior to using any Lender other than BankBoston, N.A. as an Issuing Bank. Each Issuing Bank shall comply with the requirements herein and any other reporting requirements reasonably requested by the Agent.

                           (B) Upon the terms and subject to the  conditions  of
                  this Agreement and relying upon the representations and warranties of the Borrower herein set forth, each Issuing Bank agrees, from time to time during the period, commencing on the Effective Date and ending on date five Business Day prior to the Termination Date, to create Acceptances under time letters of credit maturing on a Business Day not less than 30 days or more than 180 days after the creation thereof. Each Acceptance shall be created by the Issuing Bank's acceptance of beneficiaries' Drafts drawn on it in accordance with the terms of this Agreement.

                  3.2. Types and Amounts. The issuance of a Facility Letter of Credit or Documentary Facility Acceptance shall be subject to the following conditions:

                                    (a)  the  aggregate   maximum   amount  then
                  available for drawing under Facility Letters of Credit and Documentary Facility Acceptances issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall not exceed any limit imposed by law or regulation upon such Issuing Bank;

                                    (b) after giving effect thereto,  the sum of
                  (i) the aggregate unpaid principal balance of the Revolving Loans plus (ii) the aggregate unpaid balance of the Swing Line Loans plus (iii) the Facility Letter of Credit Obligations does not exceed the Aggregate Available Commitment as then in effect;

                                    (c) it does not have an expiration  date (if
                  a Letter  of  Credit)  or a  maturity  date (if a  Documentary
                  Facility Acceptance) later than five Business Days prior to the Termination Date;

                                    (d) if a Letter of Credit,  it does not have
                  an expiration date more than twelve (12) months after the date of its issuance; provided, that it may provide for the renewal thereof for additional twelve (12) month periods so long as no renewal shall extend beyond the date provided in Section 3.2(c); or

                                    (e) the  amount  of the  Facility  Letter of
                  Credit Obligations, after giving effect to any Facility Letter of Credit or Documentary Facility Acceptance requested hereunder, does not exceed $40,000,000.

                           3.3. Conditions.  In addition to being subject to the
                  satisfaction of the conditions contained in Section 4.2, the obligation of an Issuing Bank to issue any Facility Letter of Credit or Documentary Facility Acceptance is subject to the satisfaction in full of the following conditions:

                                    (a) the  Borrower  shall have  delivered  to
                  such Issuing Bank at such times and in such manner as such Issuing Bank may reasonably prescribe such documents and materials as may be required pursuant to the terms of the proposed Facility Letter of Credit (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit and Documentary Facility Acceptance shall be reasonably satisfactory to the Issuing Bank as to form and content;

                                    (b) as of the date of  issuance,  no  order,
                  judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain such Issuing Bank from issuing the requested Facility Letter of Credit or Documentary Facility Acceptance and no law, rule or regulation applicable to that Issuing Bank and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over that Issuing Bank shall prohibit or request that such Issuing Bank refrain from the issuance of Letters of Credit or Acceptances generally or the issuance of the requested Facility Letter or Credit or Documentary Facility Acceptance in particular; and

                                    (c) the Issuing Bank and the Borrower having
                  agreed on the fee referred to in Section 3.8.

                  3.4.     Procedure for Issuance of Facility Letters of Credit.

                                    (a) The Borrower shall give the Issuing Bank
                  written or electronic notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request") in the format acceptable to the Issuing Bank and the Agent. Such notice shall be irrevocable.

                                    (b) Subject to the terms and  conditions  of
                  this Article III and provided that the applicable conditions set forth in Section 4.2 hereof have been satisfied, such
                  Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit, on a sight or time basis, on behalf of the Borrower in accordance with the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (ii) written notice from a Lender, which complies with the provisions of Section 3.6(a) or (iii) written or telephonic notice from the Agent stating that the issuance of such Facility Letter of Credit would violate Section 3.2.

                                    (c) Each  Issuing  Bank shall give the Agent
                  and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice").

                                    (d) An  Issuing  Bank  shall  not  extend or
                  amend any Facility Letter of Credit or allow any Facility Letter of Credit to be automatically extended unless the requirements of this Agreement are met as though a new Facility Letter of Credit was being requested and issued.

                  3.4(B)   Preparation of Drafts and Creation of Acceptances

                                    (a)  The  Borrower  hereby   authorizes  the
                  Issuing Bank or its designee to accept a Draft(s) drawn by a beneficiary under a time Facility Letter of Credit. Not later than 12:00 noon (Chicago time) on the proposed Drawing Date, or such later time as maybe acceptable to the Borrower and the Issuing Bank, the Issuing Bank shall, subject to the satisfaction of the applicable conditions set forth herein, duly accept and discount such Draft at a price equal to the face amount thereof less the sum of the bankers acceptance discount rate for such maturity then being generally quoted by the Issuing Bank (the "Discount Charge"), the Discount Charge being calculated on the face amount of each Draft so accepted for the actual number of days in the period from the date thereof to the date of its maturity and on the basis of a year of 360 days. Not later than 1:00 p.m. (Chicago time) on the Drawing Date, the Issuing Bank shall make the amount of the proceeds of the discount of each Draft so accepted and discounted available to the beneficiary. Notwithstanding the foregoing, in the case of a Documentary Facility Acceptance arising out of Drafts drawn by a Facility Letter of Credit beneficiary, such discounting shall be on terms acceptable to the Issuing Bank and such beneficiary (or its assignee) and the proceeds of any such discount shall be paid (after such discounting charges) to such beneficiary or its assignee.

                                    (b)  Notwithstanding   the  foregoing,   the
                  Issuing Bank shall not be obligated to create or discount Acceptances hereunder if such Acceptance would not be eligible for discount at a Federal Reserve Bank under applicable rules or regulations, would not meet the requirements of paragraph 7 of Section 13 of the Federal Reserve Act, as amended, or any liability or the Issuing Bank that would arise from the creation of such Acceptance would constitute a deposit for which the Issuing Bank would be required to maintain reserves under Regulation D of the Federal Reserve Board as from time to time in effect or if the Issuing Bank, in its sole discretion, chooses not to discount such Acceptance. The Borrower acknowledges that the Issuing Bank's decision to accept and discount any Draft offered for acceptance and discount hereunder will be made in reliance upon the truth of the representations made by the Borrower in the related Notice of Drawing establishing the eligibility for discount of any such Acceptance. The Borrower will indemnify and save the Agent, the Issuing Bank and each Lender harmless from any loss or liability incurred by the Agent, the Issuing Bank or such Lender if any Acceptances are determined to be ineligible for discount or subject to reserves by reason of any misrepresentation made by the Borrower or to the beneficiary of any Facility Letter of Credit.

                                    (c)  The  Borrower  hereby   unconditionally
                  agrees to pay to the Issuing Bank in immediately available funds the face amount of each Draft as to which an Acceptance was created by such Issuing Bank on the maturity date thereof, or on such earlier date as may be required pursuant to other provisions of this Agreement.

                                    (d)  Acceptances  may not be prepaid without
                  the consent of the Issuing Bank.

                  3.5.     Reimbursement Obligations; Duties of Issuing Banks.

                                    (a) (i) Each  Issuing  Bank  shall  promptly
                  notify the Borrower and the Agent of any draw under a Facility Letter of Credit and the Borrower shall reimburse such Issuing Bank in accordance with Section 3.7; and (ii) any Reimbursement Obligation with respect to any Facility Letter of Credit or Documentary Facility Acceptance shall bear interest from the date of the relevant drawings or maturity, as applicable, under the pertinent Facility Letter of Credit or Documentary Facility Acceptance until payment in full is received by the pertinent Issuing Bank at (A) the Floating Rate until the next succeeding Business Day and (B) the default interest rate for Floating Rate Advances calculated in accordance with Section 2.12 for each day thereafter. Each Issuing Bank shall report to the Agent the average daily Facility Letter of Credit Obligations on a monthly basis no later than the fifth Business Day of the month for the preceding month.

                                    (b) Any action  taken or omitted to be taken
                  by an Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put that Issuing Bank under any resulting liability to any Lender or, assuming that such Issuing Bank has complied with the procedures specified in Section 3.4, all conditions to the issuance of a Facility Letter of Credit have been satisfied and such Lender has not given a notice contemplated by Section 3.6(a) that continues in full force and effect, relieve that Lender of its obligations hereunder to that Issuing Bank. In determining whether to pay under any Facility Letter of Credit, an Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Facility Letter of Credit appears to have been delivered in compliance, and that they appear to comply on their face, with the requirements of such Facility Letter of Credit.

                  3.6.     Participation.

                                    (A) (a)  Immediately  upon (i) the Effective
                  Date for those Facility Letters of Credit issued prior to such date and (ii) issuance by an Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in Section 3.4, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to its Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and any security therefor or guaranty pertaining thereto; provided, that a Letter of Credit issued by any Issuing Bank shall not be deemed to be a Facility Letter of Credit for purposes of this Section 3.6 if (A) such Letter of Credit has an expiration date which is later than five Business Days prior to the Termination Date or (B) such Issuing Bank shall have received written notice from any Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions to the issuance of a Facility Letter of Credit is not then satisfied, and, in the event an Issuing Bank receives such a notice, it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Lender or it receives a notice from the Agent that such condition has been satisfied or effectively waived in accordance with the provisions of this Agreement.

                                    (b) In the event that any Issuing Bank makes
                  any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to such Issuing Bank pursuant to Section 3.7 hereof, such Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender, of such failure, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank the amount of such Lender's Percentage of the unreimbursed amount of such payment, and the Agent shall promptly pay such amount to the Issuing Bank. The failure of any Lender to make available to the Agent for the account of any Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made.

                                    (c)  Whenever  an  Issuing  Bank  receives a
                  payment on account of a Reimbursement Obligation, including any interest thereon, it shall promptly pay to the Agent and the Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Percentage thereof.

                                    (d) Upon  the  request  of the  Agent or any
                  Lender, an Issuing Bank shall furnish to such Agent or Lender copies of any Facility Letter of Credit to which that Issuing Bank is party and such other documentation as may reasonably be requested by the Agent or Lender.

                                    (e)  The  obligations  of a  Lender  to make
                  payments to the Agent for the account of each Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

                           (B) (a)  Immediately  upon  the  Drawing  Date of any
                  Documentary Facility Acceptance issued in accordance with the procedures set forth in Section 3.4(B), each Lender shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to its Percentage in such Documentary Facility Acceptance (including, without limitation, all obligations of the Borrower with respect thereto) and any security therefor or guaranty pertaining thereto; provided, that an Acceptance issued by any Issuing Bank shall not be deemed to be a Documentary Facility Acceptance for purposes of this Section 3.6 if (A) such Acceptance has an expiration date which is later than five Business Days prior to the Termination Date or (B) such Issuing Bank shall have received written notice from any Lender on or before the Business Day prior to the Drawing Date of such Acceptance that one or more of the conditions to the issuance of a Documentary Facility Acceptance is not then satisfied, and, in the event an Issuing Bank receives such a notice, it shall have no further obligation to issue any Documentary Facility Acceptance until such notice is withdrawn by that Lender or it receives a notice from the Agent that such condition has been satisfied or effectively waived in accordance with the provisions of this Agreement.

                                    (b) In the event that any Issuing Bank makes
                  any payment under any Documentary Facility Acceptance and the Borrower shall not have repaid such amount to such Issuing Bank pursuant hereto on the maturity date specified in the relevant Notice of Drawing, such Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender, of such failure, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank the amount of such Lender's Percentage of the unreimbursed amount of such payment, and the Agent shall promptly pay such amount to the Issuing Bank. The failure of any Lender to make available to the Agent for the account of any Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made.

                                    (c)  Whenever  an  Issuing  Bank  receives a
                  payment on account of a Reimbursement Obligation, including any interest thereon, it shall promptly pay to the Agent and the Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Percentage thereof.

                                    (d) Upon  the  request  of the  Agent or any
                  Lender, an Issuing Bank shall furnish to such Agent or Lender copies of any Documentary Facility Acceptance to which that Issuing Bank is party and such other documentation as may reasonably be requested by the Agent or Lender.

                                    (e)  The  obligations  of a  Lender  to make
                  payments to the Agent for the account of each Issuing Bank with respect to a Documentary Facility Acceptance shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

                  3.7.     Payment of Reimbursement Obligations.

                                    (a)  The  Borrower  agrees  to pay  to  each
                  Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with any Facility Letter of Credit or Documentary Facility Acceptance immediately when due (and in any event shall reimburse an Issuing Bank for drawings under a Facility Letter of Credit issued by it no later than the next succeeding Business Day after the payment by that Issuing
                  Bank), irrespective of any claim, set-off, defense or other right which the Borrower or any Subsidiary may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

                  (i) any lack of validity or  enforceability  of this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, setoff, defense or other
                       right which the   Borrower   may  have  at  any  time
                       against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit or Documentary Facility Acceptance (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit or Documentary Facility Acceptance, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit or Documentary Facility Acceptance);

                 (iii) any draft, certificate or any other document presented under the Facility Letter of Credit or Documentary Facility Acceptance proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the
                       performance or observance of any of the terms of any of the Loan Documents; or

                   (v) the occurrence of any Default or Unmatured Default.

                   (b) In the event any payment by the Borrower or any Subsidiary received by an Issuing Bank with respect to a Facility Letter of Credit or Documentary Facility Acceptance and distributed by the Agent to the Lenders on account of their participation is thereafter set aside, avoided or recovered from that Issuing Bank in connection with any
                   receivership,   liquidation,   reorganization or bankruptcy
                   proceeding, each Lender which received such distribution shall, upon demand by that Issuing Bank, contribute such Lender's Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by that Issuing Bank upon the amount required to be repaid by it.

                   3.8.     Compensation.

                                    (a) The Borrower shall pay to the Agent, for
                  the ratable account of the Lenders, based upon the Lenders' respective Percentages, a fee (the "Facility Letter of Credit Fee") (i) with respect to each Standby Letter of Credit and each Documentary Facility Acceptance, in an amount equal to the product of the average daily undrawn amount of such Facility Letter of Credit or unmatured amount of each Documentary Facility Acceptance times the percentage indicated as the Applicable Margin for the Facility Letter of Credit Fee times the LC Factor, for the period from the Issuance Date or Drawing Date thereof; as applicable, to but including the final expiration date thereof and (ii) with respect to each Commercial Letter of Credit, 50% of an amount equal to the product of the average daily undrawn amount of such Facility Letter of Credit times the percentage indicated as the Applicable Margin for the Facility Letter of Credit Fee times the LC Factor, for the period from the Issuance Date or Drawing Date thereof, as applicable, to but including the final expiration date thereof. The Facility Letter of Credit Fee shall be due and payable in arrears on each Payment Date and, to the extent any such fees are then due and unpaid, on the Termination Date. The Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Percentages thereof.

                                    (b) Each  Issuing  Bank shall have the right
                  to receive solely for its own account such amounts as it and the Borrower may agree, in writing, to pay to such Issuing Bank with respect to issuance fees for any Facility Letter of Credit. In addition, each Issuing Bank shall be entitled to receive its usual and customary costs and fees of issuing, fronting and servicing Facility Letters of Credit.

                                    (c) Each  Issuing  Bank shall have the right
                  to receive solely for its own account such amounts as it and the Borrower may agree, in writing, to pay to such Issuing Bank with respect to issuance fees for any Documentary Facility Acceptance. In addition, each Issuing Bank shall be entitled to receive its usual and customary costs and fees of issuing, fronting and servicing Documentary Facility Acceptance.

                  (x) The first paragraph of Section 4.2 of the Credit Agreement is hereby amended by inserting the words "or Documentary Facility Acceptance" after the words "Facility Letter of Credit" where such words appear in such paragraph.

                  (xi) The second paragraph of Section 4.2 is hereby amended by deleting such paragraph in its entirety and inserting the following in its stead:

                  Each Borrowing Notice with respect to each such Advance, each Letter of Credit Request with respect to each Facility Letter of Credit and each Notice of Drawing with respect to each request for a Documentary Facility Acceptance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(a) and (b) have been satisfied. Any Lender or Issuing Bank may require a duly completed compliance certificate in substantially the form of Exhibit "C" hereto as a condition to making an Advance, issuing a Letter of Credit or discounting an Acceptance.

                  (xii) Sections 2.20.1,  2.20.2,  6.2, 7.1, 8.1, 8.3, 9.1, 9.7,
                  12.2.1, 12.2.2, and 12.3.2 of the Credit Agreement are hereby amended by inserting the words "and Documentary Facility Acceptances" after the words "Facility Letters of Credit" where such words appear throughout each such Section.

                  (xiii) The Credit Agreement is hereby amended by inserting as Exhibits H and I thereto, the documents attached hereto as Exhibit H and Exhibit I.

2. Conditions. The effectiveness of the amendments stated in this Amendment is subject to on or prior to the date hereof, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonably acceptable to Requisite Lenders:

                  (i) Amendment. This Amendment shall have been duly executed by the Requisite Lenders and the Borrower and delivered to Agent.

                  (ii) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

                  (iii) Warranties and Representations. The warranties and representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.

                  (iv) Reaffirmation of Guaranty. Each Real Estate Subsidiary and Operating Subsidiary shall have executed the Reaffirmation of Guaranty in the form of Exhibit A hereto.

The date on which all of the above events have occurred is the "Effective Time". If the Effective Time has not occurred by December 31, 1997, this Amendment shall be of no force and effect.

3. Continuing Credits. Notwithstanding this Amendment, the Loans owing to Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in a novation, or repayment and reborrowing, of such Loans.

4.       Miscellaneous.

         (a)  Captions.   Section  captions  used  in  this  Amendment  are  for
convenience only, and shall not affect the construction of this Amendment.

         (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         (d) Successors and Assigns. This Amendment shall be binding upon, and shall inure to the sole benefit of the Borrower, Agent and Lenders, and their respective successors and assigns.

         (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidenced by the Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remain in full force and effect.

         (g) Costs and Expenses.  Borrower affirms and acknowledges that Section
9.7 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.

5. Representations and Warranties. The Borrower represents and warrants to Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower, and this Amendment, the Credit Agreement, as amended hereby, and each Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and that the conditions set forth in Sections 2(ii) and (iii) hereof are true, correct and complete as of the Effective Time.

                                              [signature pages follow]

         IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                       HOMEBASE, INC.

                                       By:________________________________

                                       Print Name: _________________________

                                       Title: ______________________________

                                       3345 Michelson Drive
                                       Irving, California 92715
                                       Phone: (714) 442-7000
                                       Fax:   (508) 442-5127


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       Individually and as Agent

                                       By:________________________________

                                       Print Name: _________________________

                                       Title: ______________________________

                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       Phone:  (312) 732-7101
                                       Fax:      (312) 732-1117

                                       Attention:  John D. Runger,
                                                   Managing Director


                                       BANKBOSTON, N.A.,
                                       Individually and as Syndication Agent

                                       By: _________________________

                                       Print Name: Linda Thomas
                                       Title: Managing Director
                                       100 Federal Street
                                       Mail Stop 01-09-04
                                       Boston, Massachusetts 0210
                                       Phone: (617) 434-7000
                                       Fax:      (617) 434-7980

                                       WELLS FARGO BANK, N.A.
                                       Individually and as Documentation Agent

                                       By:

                                       Print Name: Kathleen Barnes
                                       Title: Vice President

                                       By:_________________________________

                                       Print Name:__________________________

                                       Title:_______________________________
                                       707 Wilshire Boulevard, 16th Floor
                                       MAC 2818-163
                                       Los Angeles, California 90017
                                       Phone: (213) 614-7782
                                       Fax:     (213) 614-2569


                                       THE SUMITOMO BANK, LIMITED

                                       By:

                                       Print Name:__________________

                                       Title:

                                       By:

                                       Print Name:__________________

                                       Title:

                                    EXHIBIT A


                            REAFFIRMATION OF GUARANTY


                  Each of the undersigned  acknowledges receipt of a copy of the
Third Amendment to the Credit Agreement (the "Amendment") dated as of December 19, 1997, consents to such amendment, and each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty dated as of July 9, 1997 in favor of The First National Bank of Chicago, as Agent, and the Lenders (as defined in the Amendment).


Dated as of December 19, 1997

                                                     [GUARANTOR]


                                                     By:

                                                     Title:

                                EXHIBIT H

                           [FORM OF NOTICE OF DRAWING]

                                NOTICE OF DRAWING


                          Dated___________________________


TO: ________________________________(the "Issuing Bank")

FROM:    HomeBase, Inc. (the "Borrower")

RE: Credit Agreement (the "Credit Agreement") dated as of July 9, 1997 by and among HOMEBASE, INC., THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., WELLS FARGO BANK, N.A., FLEET NATIONAL BANK, SUMITOMO BANK, LTD. and UNION BANK OF CALIFORNIA, N.A.

         We hereby give you notice pursuant to Section 3.4(B) of the Credit Agreement of the Borrower's request that the Issuing Bank create Acceptances on _________________________ (the "Drawing Date") by accepting and discounting in accordance with Section 3.4(B) of the Credit Agreement our Drafts (or Drafts drawn by a beneficiary under Facility Letter of Credit No. _________) in the aggregate face amount of $____________ payable _____________ days after the Drawing Date.

         The Drafts to be accepted by the Issuing Bank shall be duly completed by the Issuing Bank in accordance with the information provided in this Notice of Drawing and otherwise in accordance with the provision of Section 3.4(B) of the Credit Agreement:

         We hereby certify to you and each Lender as follows:

         1. No other financing for the transaction underlying the Drafts is outstanding, the goods which are the subject of the transaction underlying the Drafts are free of any lien and are not being used as collateral for any other form of financing, and the transaction will produce payments to us exceeding the face amount of all drafts (including the Drafts which are the subject to this certificate) accepted by you arising out of said transaction.

         2.                |_|    The transaction which gives rise to the Draft
                           is the importation/exportation/domestic shipment
                           of ________________________________ from
(name of commodity)
                           ________________ to __________________________
                             (point of shipment)     (place of destination)

                           pursuant to an existing contract;

                  |_| the Drafts were secured at the time of acceptance by independent warehouse, terminal, or other similar receipt conveying security title to
                           ------------------------------------------
                                    (name of readily marketable staple)
                           stored in _______________________________.
                                            (country where stored)

         3. The transaction underlying the Draft has a remaining term of term of 180 days or less, and will be concluded no later than, and at approximately the same time as, the maturity date of the Draft.

         4. The acceptance requested complies with the applicable regulations of the Board of Governors of the Federal Reserve System of the United States governing bankers acceptances and shall be eligible under such regulations for rediscount by a Federal Reserve Bank.

         Proceeds of the Issuing Bank's discount of Acceptance arising out of Drafts drawn by a Facility Letter of Credit beneficiary shall be paid (after discounting charges) to such beneficiary or its assignee.

         We confirm that on the date hereof the applicable conditions precedent set forth in Article III and Section 4.2 of the Credit Agreement relating to, or to be satisfied by, the Borrower are satisfied as of the date hereof.

         Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                                           HomeBase, Inc.


                                           By_________________________________
                                           Authorized Signature

                                   EXHIBIT I

                                 [FORM OF DRAFT]


                                 CUSTOMER DRAFT


                                No-.___________________
                                Date __________________
                                Location: ______________


                                $---------------------


         On ____________________________ pay to the order of

         [Issuing Bank]

___________________________________________________________________ Dollars

         Value Received and Charge to Account of


To:      __________________________
         --------------------------


                                 HomeBase, Inc.

                                                     By:_______________________
                                                        Authorized Signature